Related Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-In-Interest Transactions

NOTE 8 - RELATED PARTY AND PARTY-IN-INTEREST TRANSACTIONS

Parties-in-interest are defined under Department of Labor regulations as any fiduciary of the Plan, any party rendering service to the Plan, the employer, and certain others. Administrative expenses paid to various providers qualify as party-in-interest transactions. The Plan holds a guaranteed investment contract with PRIAC, which is also a custodian of the Plan. The Plan also holds shares of Peapack-Gladstone Financial Corporation Common Stock, for which the number of shares and fair values were 125,774 and $3,502,803, respectively, as of December 31, 2025; and, 140,348 and $4,498,163, respectively, as of December 31, 2024. The Plan recognized dividend income of $26,251 during 2025 from this related-party investment. The gross dollar amount of Peapack-Gladstone Financial Corporation common stock that was purchased during 2025 was $124,085 and the gross dollar amount of Peapack-Gladstone Financial Corporation common stock that was sold during 2025 was $591,640. Notes receivable from participants held by the Plan and related fees, also reflect party-in-interest transactions. Fidelity Workplace Services, LLC ("Fidelity") provides recordkeeping services to the Plan. Certain investments of the Plan are issued by an affiliate of Fidelity and therefore, these investments also qualify as party-in-interest transactions.

Certain administrative functions are performed by officers or employees of the Bank. No such officer or employee receives compensation from the Plan. As described above, the administrative expenses of the Plan are generally paid directly by the Bank.